Exhibit 10.8.2

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of January 25, 2013, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Borrower”), LIBERTY PROPERTY TRUST, a Maryland trust (the “Company”), BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, the “Agent”) for itself and the Lenders (as defined in the Credit Agreement, as defined below), and each of the Lenders party hereto.
WHEREAS, the Borrower, the Company, the Lenders and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 21, 2011 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrower on the terms and conditions set forth therein;
WHEREAS, the Borrower has requested that the Lenders modify the Tangible Net Worth covenant in the Credit Agreement;
WHEREAS, the undersigned Lenders are willing to so amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:
1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
2.Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 4 hereof, Section 9.4 of the Credit Agreement is hereby amended by inserting the following words immediately after the words “Net Offering Proceeds” in the fourth line of such Section 9.4:
“(other than (x) the issuance and sale of preferred stock, partnership interests of other equity interests (“Equity Interests”) in substitution and replacement of other preferred Equity Interests of the Borrower or (y) the issuance and sale of common Equity Interests in substitution and replacement of preferred Equity Interests of the Borrower, in each case to the extent that such replaced preferred Equity Interests been redeemed or otherwise acquired and to the extent that the net proceeds from such issuance and sale do not exceed the amount that was redeemed or otherwise acquired)”.
3.    Provisions Of General Application.
3.1    Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, and (c) this Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

3.2    No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.
3.3    Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State.
3.4    Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
3.5    Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.6    Loan Documents. This Amendment shall be deemed to be a Loan Document under the Credit Agreement.
4.    Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied, each in form and substance satisfactory to the Agent (such date being hereinafter referred to as the “Effective Date”):
(a)    execution and delivery of this Amendment to the Agent by the Borrower and the Requisite Lenders; and
(b)    execution and delivery to the Agent by the Company of a Reaffirmation of Guaranty in the form attached hereto as Exhibit A (the “Reaffirmation of Guaranty”).
IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

THE BORROWER:	LIBERTY PROPERTY LIMITED PARTNERSHIP
By: LIBERTY PROPERTY TRUST
its general partner
By:___________________________________
Name:
Title:

THE COMPANY:    LIBERTY PROPERTY TRUST

By:____________________________

Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as Administrative Agent
By:________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:________________________________
Name:
Title:

SUNTRUST BANK
By:________________________________
Name:
Title:

citizens bank of pennsylvania
By:________________________________
Name:
Title:

WELLS FARGO BANK, N.A.

By:________________________________
Name:
Title:

PNC BANK, National Association
By:________________________________
Name:
Title:

CITIBANK, N.A.
By:________________________________
Name:
Title:

UBS LOAN FINANCE LLC
By:________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:________________________________
Name:

Title:

CAPITAL ONE, N.A.

By:________________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:________________________________
Name:
Title:

BRANCH BANKING & TRUST COMPANY
By:________________________________
Name:
Title:

FIRST NIAGARA BANK, N.A.
By:________________________________
Name:
Title:

THE HUNTINGTON NATIONAL BANK
By:________________________________
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:________________________________
Name:
Title:

EXHIBIT A

Reaffirmation of Guaranty

The undersigned, the guarantor under the Guaranty, dated as of October 21, 2011 (the “Guaranty”), in favor of Bank of America, N.A., as administrative agent (the “Agent”) and each of the lenders who is or may become a party to the Third Amended and Restated Credit Agreement, dated as of October 21, 2011 (the “Credit Agreement”), by and among Liberty Property Limited Partnership, a Pennsylvania Limited Partnership (the “Borrower”), Liberty Property Trust, a Maryland trust (the “Company”), the Agent and each of the lenders party thereto (collectively, the “Lenders”) hereby acknowledge Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of January 25, 2013 (the “Amendment”), by and among the Borrower, the Company, the Agent and each of the Lenders party thereto, and confirms that the Guaranty shall remain in full force and effect after giving effect to the Amendment.

Executed as of this 25th day of January, 2013.

LIBERTY PROPERTY TRUST

By:
Name:
Title: